UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 2, 2019
____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 683-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NATI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 8.01	Other Events.

On December 2, 2019, National Instruments Corporation ("NI") and Cadence Design Systems, Inc. ("Cadence") issued a press release announcing that Cadence and NI entered into a stock purchase agreement for Cadence to acquire AWR Corporation, a wholly owned subsidiary of NI ("Transaction"). The purchase price for the Transaction is approximately $160 million in cash, and NI expects to recognize a gain on the divestment of approximately $123 million, net of taxes, upon closing. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements
Certain statements contained in this document may be considered forward-looking statements within the meaning of U.S. securities laws, including Section 21E of the Exchange Act, including statements that Cadence expects to acquire AWR Corporation and the gain NI expects to recognize on its divestment. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions. Statements that are not historical facts are forward-looking statements. These forward-looking statements are subject to numerous risks, uncertainties and other factors, many of which are outside of the control of NI, including, among others: the failure or inability of Cadence or NI to meet the closing conditions or to otherwise consummate the Transaction and the finalizing of the accounting for the Transaction. Actual results may differ materially from the expected results. NI directs readers to its Form 10-K for the year ended December 31, 2018, its Form 10-Q for the quarter ended September 30, 2019 and the other documents it files with the SEC for other risks associated with its future performance. NI undertakes no obligation to update any forward-looking statement in this document. Stockholders are cautioned not to place undue reliance on the forward-looking statements herein, which speak only as of the date such statements are made.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 2, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ R. Eddie Dixon, Jr.
Name: R. Eddie Dixon, Jr. Title: Vice President, General Counsel and Secretary

Date: December 2, 2019